UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CITIGROUP INC.

(Name of Registrant as Specified In Its Charter)

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1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY—SUBJECT TO COMPLETION

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[            ], 2009

Dear Holder of Public Preferred Depositary Shares or Trust Preferred Securities:

This proxy statement is being delivered to you in connection with the Exchange Offers (as defined below). In order to participate in the Exchange Offers, you will be required to execute and deliver a proxy to the individuals designated by Citi in the Letter of Transmittal (as defined below) in respect of the shares of common stock that may be issued to you in the Exchange Offers (as defined below). The proxy will authorize the individuals named therein to execute a written consent in respect of the following proposed amendments to our restated certificate of incorporation, all of which have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to [ ] shares (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as selected by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio selected by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

None of the Common Stock Amendments are cross-conditioned on each other.

We are soliciting your proxy in respect of the shares of common stock that you will receive if we accept your Public Preferred Depositary Shares (as defined below) or Trust Preferred Securities (as defined below) for exchange in the Exchange Offers described below. In addition, as described in our Offer to Exchange dated [            ], 2009, a copy of which is being distributed with the enclosed proxy statement (the Offer to Exchange), we will not accept your Public Preferred Depositary Shares or Trust Preferred Securities for exchange unless you follow the procedures contained in the letter of transmittal contained in the Offer to Exchange (the Letter of Transmittal) to cause a proxy to be delivered authorizing the individuals designated by Citi in the Letter of Transmittal to execute a written consent to approve the Common Stock Amendments. If we accept your Public Preferred Depositary Shares or Trust Preferred Securities for exchange in the Exchange Offers, your proxy will become irrevocable, and you will not be able to change your vote. The Offer to Exchange is also included in our Registration Statement on Form S-4, filed with the Securities and Exchange Commission (SEC) on [            ].

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law (DGCL), rather than by calling a meeting of stockholders. We are soliciting proxies to grant written consents from all of our holders of record as of the Record Date (as defined below) of common stock.

Granting your proxy to the individuals designated by Citi to execute a written consent to approve the Common Stock Amendments is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE). We are pleased to report that we have already made great progress in implementing the proposed transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with certain private holders (the Private Holders) of our preferred stock to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation (FDIC), to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference of Public Preferred Depositary Shares (as defined below) and Trust Preferred Securities (as defined below) tendered and accepted for exchange in the Exchange Offers (as defined below) or, if less, $12.5 billion. Any remaining preferred stock held by the USG will be exchanged into a new series of trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions );

•

on today’s date, we commenced exchange offers pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding depositary shares representing fractions of shares of our Series F, Series E, Series AA and Series T preferred stock (the Public Preferred Depositary Shares), and (b) for certain series of our trust preferred securities (the Trust Preferred Securities) described in the Offer to Exchange (the Exchange Offers). In the case of our Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to $76.35 million plus the amount of the liquidation preference of Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap of $15 billion in liquidation preference; and

•

on today’s date, we mailed a separate Notice of Solicitation of Consents and accompanying proxy statement to holders of our Public Preferred Depositary Shares and common stock, seeking their proxy to authorize the individuals designated by Citi in the Letter of Transmittal to execute a written consent to eliminate certain rights of holders of preferred stock, to clarify certain matters related to the retirement of preferred stock and to increase the amount of authorized preferred stock (the Preferred Proxy Statement). If you were a holder of Public Preferred Depositary Shares on the record date for the Preferred Proxy Statement and you are tendering your Public Preferred Depositary Shares in connection with the Exchange Offers, you must follow the procedures contained in the Letter of Transmittal to deliver a proxy to execute a written consent to approve the proposals described in this proxy statement and the proposals described in the Preferred Proxy Statement in order to have your Public Preferred Depositary Shares accepted for exchange. For more information, please see the Preferred Proxy Statement and the Offer to Exchange.

At the time the written consents described above are executed, we will have completed the Exchange Offers, and we anticipate that the USG will have exchanged shares of preferred stock for warrants and Interim Securities with an aggregate liquidation preference equal to the aggregate liquidation value of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers or, if less, $12.5 billion. Any remaining preferred stock held by the USG will be exchanged for a new series of trust preferred securities.

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We believe that the Common Stock Amendments will benefit the holders of our common stock. If the Authorized Share Increase is not approved, commencing approximately 6 months from the date on which the Interim Securities are issued to the Private Holders and the USG (the Trigger Date), the Interim Securities will bear an annual cumulative dividend equal to the greater of (x) 9%, increasing each quarter by 2 percentage points per quarter up to a maximum of 19% per annum and (y) the dividend actually paid per share of common stock. In addition, the Interim Securities will have a per-share liquidation preference of $10,000, increasing to $3.25 million per share after the Trigger Date if the Authorized Share Increase is not approved. The Interim Securities will generally have the same voting rights as the common stock and will vote together as one class with holders of the common stock except as otherwise provided by applicable law and on certain of the matters that are the subject of the Preferred Proxy Statement. The warrants will become exercisable only after the Trigger Date if the Authorized Share Increase is not approved by our stockholders, and will automatically expire if our stockholders approve the Authorized Share Increase. Approval of the Authorized Share Increase will cause the Interim Securities to convert into common stock at a ratio of one million shares of common stock for each share of Interim Securities, thus increasing our TCE, decreasing our expenses associated with dividends paid on preferred stock and eliminating the dilution of common stockholders that would result from the exercise of the warrants. The Reverse Stock Split will allow us to restore our common stock price to a normalized trading level, which will enhance liquidity. The Reverse Stock Split will also allow us to reduce certain of our transaction costs (e.g. proxy solicitation costs). The Preferred Stock Change provides the board of directors important flexibility to adopt amendments to our restated certificate of incorporation (including certificates of designation for series of preferred stock) that affect only the terms of preferred stock. This is consistent with the Board’s current flexibility to create new series of preferred stock.

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you give your proxy to the individuals designated by Citi in the Letter of Transmittal to execute a written consent to approve each of the Common Stock Amendments.

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the outstanding shares of common stock is required to approve the Common Stock Amendments. Only holders of record of our common stock outstanding at the close of business on the record date (the Record Date), which will be the settlement date of the Exchange Offers, are entitled to grant a proxy with respect to the Common Stock Amendments.

The proxy statement enclosed with this letter provides you with important information about the matters for which we are seeking your proxy to grant your consent. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission and on our website.

This letter is being sent to you as a holder of Public Preferred Depositary Shares or Trust Preferred Securities. As a holder of Public Preferred Depositary Shares or Trust Preferred Securities, you may only give your proxy (and you will be required to give your proxy) with respect to the Common Stock Amendments to the extent that you tender your Public Preferred Depositary Shares or Trust Preferred Securities for shares of common stock in the Exchange Offers. Accordingly, in order to give your proxy in respect of these matters (and in order to be permitted to participate in the Exchange Offers), you need only comply with the requirements for participating in the Exchange Offers set forth in the Offer to Exchange and the attached Letter of Transmittal.

Thank you for your support of Citi.

Sincerely,

Richard D. Parsons

Chairman of the Board

3

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[            ], 2009

Dear Common Stockholder:

We are writing to you to request that you grant your proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent in respect of the shares of common stock that you hold as of the Record Date (as defined below) to approve the following proposed amendments to our restated certificate of incorporation. These proposals have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to [ ] (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as selected by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio selected by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

None of the Common Stock Amendments are cross-conditioned on each other.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law (DGCL), rather than by calling a meeting of stockholders. We are soliciting proxies to grant written consents from all of our holders of record as of the Record Date (as defined below) of common stock.

Granting your proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent to approve the Common Stock Amendments is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE). We are pleased to report that we have already made great progress in implementing the proposed transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with all of the private holders (the Private Holders) of our convertible preferred stock issued in January 2008 to exchange an aggregate of $12.5 billion in liquidation preference of convertible preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation (FDIC), to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference of Public Preferred Depositary Shares (as defined below) and Trust Preferred Securities (as defined below) tendered and accepted for exchange in the Exchange Offers (as defined below) or, if less, $12.5 billion. Any remaining preferred stock held by the USG will be exchanged into a new series of trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions);

•

on [            ], we commenced exchange offers pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding depositary shares representing fractions of shares of our Series F, Series E, Series AA and Series T preferred stock (the Public Preferred Depositary Shares), and (b) for certain series of our trust preferred securities (the Trust Preferred Securities) described in the Offer to Exchange (the Exchange Offers). In the case of our Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to $76.35 million plus the amount of the liquidation preference of Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap of $15 billion in liquidation preference; and

•

on [            ], we mailed a separate Notice of Solicitation of Consents, accompanying proxy statement and proxy card to holders of our Public Preferred Depositary Shares and common stock, seeking their proxy to execute a written consent to eliminate certain rights of holders of preferred stock, to clarify certain matters related to the retirement of preferred stock and to increase the amount of authorized preferred stock (the Preferred Proxy Statement). For more information, please see the Preferred Proxy Statement.

At the time the written consents described above are executed, we will have completed the Exchange Offers, and we anticipate that the USG will have exchanged its remaining shares of preferred stock for warrants and Interim Securities with an aggregate liquidation preference equal to the aggregate liquidation value of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers or, if less, $12.5 billion. Any remaining preferred stock held by the USG will be exchanged for a new series of trust preferred securities.

We believe that the Common Stock Amendments will benefit the holders of our common stock. If the Authorized Share Increase is not approved, commencing approximately 6 months from the date on which the Interim Securities are issued to the Private Holders and the USG (the Trigger Date), the Interim Securities will bear an annual cumulative dividend equal to the greater of (x) 9%, increasing each quarter by 2 percentage points per quarter up to a maximum of 19% per annum and (y) the dividend actually paid per share of common stock. In addition, the Interim Securities will have a per-share liquidation preference of $10,000, increasing to $3.25 million per share after the Trigger Date if the Authorized Share Increase is not approved. The Interim Securities will also generally have the same voting rights as the common stock and will vote together as one class with holders of the common stock except as otherwise provided by applicable law and on certain of the matters that are the subject of the Preferred Proxy Statement. The warrants will become exercisable only after the Trigger Date if the Authorized Share Increase is not approved by our stockholders, and will automatically expire if our stockholders approve the Authorized Share Increase before that date. Approval of the Authorized Share Increase will cause the Interim Securities to convert into common stock at a ratio of one million shares of common stock for each share of Interim Securities, thus increasing our TCE, decreasing our expenses associated with dividends paid on preferred stock, and eliminating the dilution of common stockholders that would result from the exercise of the warrants. The Reverse Stock Split will allow us to restore our common stock price to a normalized trading level, which will enhance liquidity. The Reverse Stock Split will also allow us to reduce

2

certain of our transaction costs (e.g. proxy solicitation costs). The Preferred Stock Change provides the board of directors important flexibility to adopt amendments to our restated certificate of incorporation (including certificates of designation for series of preferred stock) that affect only the terms of preferred stock. This is consistent with the board’s current flexibility to create new series of preferred stock.

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you grant your proxy to execute a written consent to approve each of the Common Stock Amendments.

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the outstanding shares of common stock is required to approve the Common Stock Amendments. Only holders of record of our common stock outstanding at the close of business on the record date (the Record Date), which will be the settlement date of the Exchange Offers, are entitled to grant a proxy with respect to the Common Stock Amendments. As of the Record Date, all holders of Public Preferred Depositary Shares and Trust Preferred Securities whose securities have been accepted for tender in the Exchange Offers will have given their proxy to authorize a written consent to approve all of the proposals.

The proxy statement enclosed with this letter provides you with important information about the matters for which we are seeking your proxy to grant your consent. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission and on our website.

Regardless of the number of shares you own, your proxy is important. Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope so that we receive your response on or before [                            ]. You may also grant your proxy over the Internet or by telephone on or before [                            ]. Please review the instructions on the enclosed proxy card regarding each of these options.

Thank you for your support of Citi.

Sincerely,

Richard D. Parsons

Chairman of the Board

3

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Notice of Solicitation of Written Consents

Dear Holder of Public Preferred Depositary Shares or Trust Preferred Securities:

This proxy statement is furnished to you by Citigroup Inc. in connection with the solicitation on behalf of the board of directors of proxies from the holders of our common stock authorizing the individuals designated by Citi in the Letter of Transmittal to take action by written consent without a stockholder meeting. The board of directors is requesting that the holders of our common stock on the Record Date described below grant a proxy authorizing the individuals designated by Citi in the enclosed Letter of Transmittal to execute a written consent approving the following amendments to our restated certificate of incorporation, all of which have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to [ ] (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as selected by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio selected by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

If you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities, you may only give your proxy (and you will be required to give your proxy) with respect to the Common Stock Amendments to the extent that you tender your Public Preferred Depositary Shares or Trust Preferred Securities for shares of common stock in the Exchange Offers. Accordingly, in order to give your proxy in respect of these matters (and in order to be permitted to participate in the Exchange Offers), you need only comply with the requirements for participating in the Exchange Offers set forth in the Offer to Exchange and the attached Letter of Transmittal

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the DGCL, rather than by calling a meeting of stockholders. Accordingly, we are soliciting proxies from the holders of record of our common stock to grant proxies to the individuals designated by Citi in the Letter of Transmittal to execute written consents to approve each of the amendments described above. Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the outstanding shares of common stock is required to approve the Common Stock Amendments. Only holders of record of our common stock outstanding at the close of business on the record date (the Record Date), which will be the settlement date of the Exchange Offers, are entitled to grant a proxy with respect to the Common Stock Amendments.

If you hold your Public Preferred Depositary Shares or Trust Preferred Securities through a bank, broker, custodian or other nominee and wish to participate in the Exchange Offers, please contact your bank, broker, custodian or other nominee to instruct it to tender your Public Preferred Depositary Shares or Trust Preferred Securities in accordance with the instructions in the Offer to Exchange and the Letter of Transmittal. Due to the time required for your bank, broker, custodian or other nominee to complete the required actions on your part, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the expiration date of the Exchange Offers.

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you follow the procedures contained in the Letter of Transmittal to execute and deliver a proxy to the individuals designated by Citi in the Letter of Transmittal to execute a written consent to approve each of the Common Stock Amendments.

By order of the Board of Directors

Michael S. Helfer

Corporate Secretary

[            ], 2009

2

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Notice of Solicitation of Written Consents

Dear Common Stockholder:

This proxy statement is furnished to you by Citigroup Inc. in connection with the solicitation on behalf of the board of directors of proxies from the holders of our common stock authorizing action by written consent without a stockholder meeting. The board of directors is requesting that the holders of our common stock on the Record Date described below grant a proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent to approve the following amendments to our restated certificate of incorporation, all of which have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to [ ] (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as selected by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio selected by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the DGCL, rather than by calling a meeting of stockholders. Accordingly, we are soliciting proxies from the holders of record of our common stock to authorize the individuals designated by Citi in the enclosed proxy card to execute written consents to approve each of the amendments described above. Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the outstanding shares of common stock is required to approve the Common Stock Amendments. Only holders of record of our common stock outstanding at the close of business on the record date (the Record Date), which will be the settlement date of the Exchange Offers, are entitled to grant a proxy with respect to the Common Stock Amendments. Regardless of the number of shares you own, your proxy is important.

If you hold your shares through a bank, broker, custodian or other nominee, please contact your bank, broker, custodian or other nominee to instruct it to submit a proxy on your behalf. Due to the time required for your nominee to complete the required actions on your part, we urge you to contact your nominee at least five business days prior to [                ].

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you grant a proxy to execute a written consent to approve each of the Common Stock Amendments.

By order of the Board of Directors

Michael S. Helfer

Corporate Secretary

[            ], 2009

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i

FORWARD-LOOKING STATEMENTS

This document and the information incorporated by reference in this document include forward-looking statements. These forward-looking statements are based on Citigroup’s management’s beliefs and assumptions and on information currently available to Citigroup’s management and involve external risks and uncertainties, including, but not limited to, those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008. Forward-looking statements include information concerning Citigroup’s possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, those discussed elsewhere in this document and the documents incorporated by reference in this document. You should not put undue reliance on any forward-looking statements. Except as required by applicable law or regulation, Citigroup does not have any intention or obligation to update forward-looking statements after it distributes this document.

ii

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS AND THE PROXY SOLICITATION

Q: Who is soliciting my proxy?

A: The board of directors of Citi is providing these proxy solicitation materials to you in connection with its solicitation of proxies to authorize written consents for approval of certain amendments to our restated certificate of incorporation. The board is providing this proxy statement and the accompanying proxy card to holders of our common stock shortly after the Record Date (as defined below), and is providing this proxy statement and the accompanying Offer to Exchange and Letter of Transmittal to holders of Public Preferred Depositary Shares or Trust Preferred Securities eligible to tender their shares in exchange for common stock in the Exchange Offers beginning on or about [            ], 2009. This proxy statement, the accompanying proxy card, the Offer to Exchange, the Letter of Transmittal and the Notice of Solicitation of Written Consents will also be available on our website at www.citigroup.com. This proxy statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully.

Q: Who is entitled to give a proxy?

A: The board of directors will set the settlement date of the Exchange Offers (as defined in the Offer to Exchange) as the record date (the Record Date) for determining holders of common stock to give their proxy with respect to this proxy solicitation. This date will be fixed after the expiration of the Exchange Offers. Holders of common stock on the Record Date will be entitled to give a proxy with respect to matters described in this proxy statement.

If you hold Public Preferred Depositary Shares or Trust Preferred Securities, you will be a holder of our common stock as of the close of business on the Record Date if you tender your Public Preferred Depositary Shares or Trust Preferred Securities, and they are accepted for exchange in the Exchange Offers (an Exchange Preferred Holder). Your Public Preferred Depositary Shares or Trust Preferred Securities will be accepted and you will be a holder of common stock as of the close of business on the Record Date only if you follow the procedures contained in the Letter of Transmittal to execute and deliver a proxy to the individuals designated by Citi to execute a written consent to approve the proposals described in this proxy statement.

All other holders of our common stock as of the close of business on the Record Date are being asked to give their proxy authorizing the individuals designated by Citi in the enclosed proxy card to execute a written consent in favor of the proposals described in this proxy statement. You may give your proxy on behalf of all such shares owned by you as of the Record Date that are held directly in your name as the stockholder of record on the Record Date. You may instruct your bank, broker, custodian or other nominee to give your proxy on behalf of shares held for you as the beneficial owner in street name through your bank, broker, custodian or other nominee on the Record Date.

Unless you are an Exchange Preferred Holder who will be contractually obligated to give (and not revoke) the proxy described above, you will be able to give or withhold your proxy, or abstain on each proposal for every share of common stock that you hold on the Record Date.

Q: What am I being asked to give my proxy to?

A: You are being asked to give your proxy authorizing the individuals designated by Citi in the enclosed proxy card or the Letter of Transmittal to execute a written consent in favor of the following amendments to our restated certificate of incorporation. Each of these proposals has been unanimously approved and declared advisable by the board of directors:

•	the Authorized Share Increase: to increase the number of authorized shares of common stock from 15 billion to [ ] (see page 12);

•

the Reverse Stock Split: to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as selected by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio selected by the board of directors (see page 18); and

•

the Preferred Stock Change: to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (see page 27).

Q: What is the recommendation of the board of directors?

A: The board unanimously recommends that you give your proxy to authorize the individuals designated by Citi in the proxy card or the Letter of Transmittal to execute a written consent in favor of each of the Common Stock Amendments.

Q: What portion of shares must give their consent in order to adopt the proposals?

A: The affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve each of the Common Stock Amendments.

Q: What options do I have with respect to the proposals?

A: If you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities and you wish to tender your securities in the Exchange Offers, then you must follow the procedures contained in the Letter of Transmittal to execute and deliver a proxy to the individuals designated by Citi to execute a written consent to approve the Authorized Share Increase, the Reverse Stock Split and the Preferred Stock Change.

If you hold shares of common stock that you did not receive in the Exchange Offers, you may give a proxy authorizing the individuals designated by Citi on the enclosed proxy card to execute a written consent to approve a proposal (which is equivalent to a vote for the proposal) or to withhold consent (which is equivalent to a vote against the proposal), or you may abstain on each proposal. If you give a proxy to abstain on any stockholder proposal, the abstention will have the same effect as withholding your consent to that proposal.

Q: How can I submit my proxy if I am a holder of Public Preferred Depositary Shares or Trust Preferred Securities that is participating in the Exchange Offers?

A: If you are a holder of record of Public Preferred Depositary Shares or Trust Preferred Securities and you wish to tender your securities in the Exchange Offers, then you need only comply with the requirements for participating in the Exchange Offers set forth in our Offer to Exchange and the Letter of Transmittal.

If you currently hold shares of Public Preferred Depositary Shares or Trust Preferred Securities and the shares are held by a bank, broker, custodian or other nominee, you are considered the beneficial owner of the shares, and these proxy materials, together with the Offer to Exchange, are being forwarded to you by your bank, broker, custodian or other nominee. When you contact your bank, broker, custodian or other nominee promptly to instruct it to tender your Public Preferred Depositary Shares or Trust Preferred Securities, you must also instruct it to grant the proxies described above and agree to be bound by the voting agreement contained in the letter of transmittal (which will make your proxy irrevocable following the expiration date of the Exchange Offers).

We will not be holding a stockholders meeting to consider these proposals, and therefore you will be unable to vote by attending a stockholders meeting.

Q: How can I submit my proxy if I am currently a holder of common stock?

A: If you currently hold shares of common stock of record, you must:

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	submit your proxy by telephone (instructions are on the proxy card), or

•	submit your proxy by internet (instructions are on the proxy card).

If you currently hold shares of common stock and the shares are held by a bank, broker, custodian or other nominee, you are considered the beneficial owner of the shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your bank, broker, custodian or other nominee. As a beneficial owner, you must instruct your bank, broker, custodian or other nominee how to vote. Your bank, broker, custodian or other nominee cannot submit a proxy on behalf of your shares on your behalf without your instructions. Depending upon your bank, broker, custodian or other nominee, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also submit your proxy by signing, dating and returning any voting instruction form or other method of voting made available by your bank, broker, custodian or other nominee.

Citi employees may receive their proxy cards separately.

We will not be holding a stockholders meeting to consider these proposals, and therefore you will be unable to vote by attending a stockholders meeting.

Q: What is the deadline for sending my proxy?

A: If you are an Exchange Preferred Holder, you must have validly tendered your Public Preferred Depositary Shares or Trust Preferred Securities, including following the procedures contained in the Letter of Transmittal prior to the expiration date of the Exchange Offers, which is set forth in the Offer to Exchange. This deadline may be extended in accordance with applicable law. We are not providing for guaranteed delivery procedures and therefore you must allow sufficient time to comply with the other procedures set forth in the Offer to Exchange prior to the expiration date.

Other holders of common stock as of the Record Date must return their proxy by the close of business on [            ] (the Proxy Deadline). The board of directors may extend the Proxy Deadline in its sole discretion. If you hold your shares of common stock through a bank, broker, custodian or other nominee, due to the time required for your nominee to complete the required actions on your part, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the Proxy Deadline.

Q: Can I change or revoke my proxy?

A: If you have tendered Public Preferred Depositary Shares or Trust Preferred Securities in exchange for common stock in connection with the Exchange Offers and we accept your Public Preferred Depositary Shares or Trust Preferred Securities for exchange, then your Voting Agreement and your instruction to give a proxy authorizing the individuals designated by Citi in the Letter of Transmittal to execute a written consent in favor of the Common Stock Amendments will become irrevocable, and you will be unable to change or revoke your proxy after we have accepted your Public Preferred Depositary Shares or Trust Preferred Securities for exchange on the settlement date for the Exchange Offers, which is also the Record Date. You may withdraw your Public Preferred Depositary Shares or Trust Preferred Securities at any time prior to the expiration date of the Exchange Offers. Valid withdrawal of your tender will automatically revoke your voting agreement and proxy with respect to the Common Stock Amendments with respect to such Public Preferred Depositary Shares.

If you hold shares of common stock that you did not receive in the Exchange Offers, you may change or revoke your proxy at any time before we receive the proxies from holders (on the Record Date) of a majority of shares of common stock authorizing the individuals designated by Citi in the enclosed proxy card or the Letter of Transmittal to execute a written consent in favor of the Common Stock Amendments. If you wish to change or revoke your previously given proxy, you may do so by:

•	sending in a new proxy card with a later date;

•	submitting a new proxy by telephone or Internet; or

•	sending a written notice of revocation to Citi’s Corporate Secretary at the address on the cover of this proxy statement.

After the Proxy Deadline, all written consents previously executed and delivered and not revoked will become irrevocable.

Q: What if I don’t give my proxy with respect to some of the proposals?

A: If you return a signed proxy card or letter of transmittal without indicating your decision on a proposal, in accordance with the board’s recommendation, you will be deemed to have given your proxy authorizing the individuals designated by Citi on the enclosed proxy card or letter of transmittal to execute a written consent in favor of the proposal.

Q: Is my proxy card confidential?

A: In 2006, the board adopted a confidential voting policy as a part of its Corporate Governance Guidelines. Under the policy, all proxies, ballots and vote tabulations are kept confidential for registered stockholders who request confidential treatment. If you are a registered stockholder and would like your vote kept confidential, please check the appropriate box on the proxy card or Letter of Transmittal or follow the instructions when submitting your vote by telephone or by the Internet. If you hold your shares in “street name” or through an employee benefit plan, your vote already receives confidential treatment and you do not need to request confidential treatment in order to maintain the confidentiality of your vote.

The confidential voting policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement. For further details regarding this policy, please see the Corporate Governance Guidelines attached as Annex A to the definitive proxy statement for our annual stockholders meeting dated March 20, 2009.

Q: What happens if I am the holder of record and do not submit my proxy?

A: If you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities and you wish to tender your securities in the Exchange Offer, if you do not follow the procedures contained in the Letter of Transmittal to agree to be bound by the voting agreement and to deliver a proxy to the individuals designated by Citi to execute a written consent in favor of the Authorized Share Increase, the Reverse Stock Split and the Preferred Stock Change, we will not accept any Public Preferred Depositary Shares or Trust Preferred Securities that you have tendered for exchange and you will remain a holder of Public Preferred Depositary Shares or Trust Preferred Securities on the Record Date.

If you are a record holder of shares of common stock that you did not receive in the Exchange Offers and you do not return your proxy card, that will have the same effect as withholding consent with respect to the proposals.

Q: What happens if I am a beneficial owner of common stock and do not tell my broker how to vote?

A: If you are a beneficial holder of shares of common stock that you did not receive in the Exchange Offers, a “broker non-vote” occurs if you do not provide the record holder of your common stock, such as a bank, broker, custodian or other nominee, with voting instructions on a matter and the holder is not permitted to vote on the matter without instructions from you. For the Authorized Share Increase and the Reverse Stock Split, a broker who does not receive instructions from a beneficial holder of our common stock will be entitled to give a proxy for the beneficial holder’s shares at the broker’s discretion, and may grant a proxy to execute a written consent to approve either or both proposals. Brokers will not be entitled to exercise discretion with respect to the Preferred Stock Change, and therefore, a broker non-vote on the Preferred Stock Change will be equivalent to a vote against the Preferred Stock Change.

Q: Is Citi conducting any other proxy solicitations?

A: Yes. On today’s date, in connection with the Exchange Offers, we mailed a separate Notice of Solicitation of Consents and the Preferred Proxy Statement to the holders of our Public Preferred Depositary Shares and common stock, asking them to give a proxy to authorize the individuals designated by Citi on the proxy card or Letter of Transmittal to execute a written consent to eliminate certain rights of our preferred stockholders, to clarify certain matters related to the retirement of preferred stock and to increase the amount of authorized preferred stock. Giving your proxy with respect to the matters described in the Preferred Proxy Statement will not affect your proxy with respect to the matters described in this proxy statement, i.e. the Common Stock Amendments, and giving a proxy with respect to the Common Stock Amendments will not affect your proxy with respect to the matters described in the Preferred Proxy Statement.

Each of the Preferred Proxy Statement and this proxy statement contain important information that you should read carefully. If you are a holder of common stock that you did not receive as a result of the Exchange Offers, you must complete, date, sign and return the proxy card attached to the Preferred Proxy Statement to give your proxy with respect to the matters described in the Preferred Proxy Statement.

If you were a holder of Public Preferred Depositary Shares on the record date for the Preferred Proxy Statement and you are tendering your Public Preferred Depositary Shares in connection with the Exchange Offers, you must follow the procedures contained in the Letter of Transmittal to acknowledge and agree to be bound by the Voting Agreement and execute and deliver a proxy to the individuals designated by Citi to execute a written consent with respect to the proposals described in the Preferred Proxy Statement in order to have your Public Preferred Depositary Shares accepted for exchange. For more information, please see the Preferred Proxy Statement.

In addition, we have mailed a proxy statement for our 2009 annual meeting of stockholders to our holders of common stock. This proxy statement is separate from and in addition to the proxy statement you have received with respect to the 2009 annual stockholder meeting. Completing the proxy card enclosed with the annual stockholder meeting proxy statement will have no effect on the approval of the Common Stock Amendments.

Q: How can I access Citi’s consent solicitation materials and annual report electronically?

A: This proxy statement and the 2008 annual report are available on Citi’s website at www.citigroup.com. Click on “About Citi,” then “Corporate Governance,” then “Financial Disclosure,” and then “Annual Reports & proxy statements.” Most stockholders can elect not to receive paper copies of future proxy statements and annual reports and can instead view those documents on the Internet.

If you are a stockholder of record, you can choose this option and save Citi the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your Citi stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future proxy statements and annual reports.

If you choose not to receive paper copies of future proxy statements and annual reports, you will receive an e-mail message next year containing the Internet address to use to access Citi’s proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment profile, please go to www.InvestorDelivery.com.

Q: Who can help answer my questions?

A: If you have any questions about how to give or revoke your proxy, you should contact:

Corporate Secretary

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms, Please Call: (203) 658-9400

Holders Call Toll Free: (800) 445-0102

If you need additional copies of this proxy statement or proxy cards, please contact Morrow & Co. as described above.

INFORMATION ON VOTING SECURITIES

Each share of common stock issued and outstanding at the close of business on the Record Date, which will be the settlement date for the Exchange Offers, will be eligible to deliver a proxy in relation to the Common Stock Amendments. Approval of each of the Common Stock Amendments requires the affirmative written consent of holders of a majority of the shares of common stock outstanding at the close of business as of the Record Date. A “consent withheld” or an “abstain” will be counted as a vote against the applicable proposal.

The number of shares of common stock that are issued and outstanding on the Record Date and entitled to consent to the Common Stock Amendments will depend on the number of Public Preferred Depositary Shares and Trust Preferred Securities that are accepted for exchange in the Exchange Offers. The table below shows the approximate number of shares of common stock that will be issued and outstanding on the Record Date, and entitled to consent to the Common Stock Amendments, depending on the level of participation in the Exchange Offers as described below:

	Approximate numbers of shares of common stock (in millions)
Level of participation in the Exchange Offers*	Issued and outstanding prior to the Exchange Offers	To be issued in respect of the Exchange Offers in respect of Public Preferred Depositary Shares	To be issued in respect of the Exchange Offers in respect of Trust Preferred Securities	To be issued and outstanding as of the Record Date	Required to consent to the proposals
25%[1]	5,514	1,072	—	6,585	3,293
50%[1]	5,514	2,143	—	7,657	3,828
75%[1]	5,514	3,215	—	8,729	4,364
100%[2]	5,514	4,265	22	9,801	4,900

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

BACKGROUND FOR THE TRANSACTIONS

Generally

On February 27, 2009, we announced that we would exchange certain series of our preferred stock held by the USG and the Private Holders for Interim Securities and warrants to purchase common stock, as described below, and that we would commence the Exchange Offers.

Citigroup is subject to risk-based capital ratio guidelines issued by the FRB. One such ratio, Tier 1 Capital is considered “core capital.” Tier 1 Capital is stated as a percentage of risk-weighted assets. To be “well capitalized” under Federal Reserve Board (FRB) regulations, a financial institution must have a Tier 1 Capital Ratio of at least 6%.

In the past, Citigroup (and its regulators, including the FRB) have focused on Tier 1 Capital as the most important measure of risk capital for financial institutions, and based on Citigroup’s Tier 1 Capital Ratio of 11.9% as of December 31, 2008, Citigroup has been very well capitalized. However, a view has recently developed in the market that TCE is an important metric for analyzing the financial condition of a financial institution.

The primary purposes of the Exchange Offers and the USG/Private Holders Transactions is to make Citigroup one of the strongest capitalized banks on a TCE basis. TCE is an important measure of a bank’s financial strength, and is equal to (a) stockholder’s equity, less (b) intangible assets, less (c) goodwill, less (d) preferred stock. Assuming 100% participation in the Exchange Offers and the USG/Private Holders Transactions, our TCE would increase to up to $81 billion upon completion of the Exchange Offers and the USG/Private Holders Transactions, compared to $29.7 billion as of December 31, 2008.

The USG/Private Holders Transactions

In the USG/Private Holders Transactions, we will exchange certain series of our preferred stock held by the USG and the Private Holders for Interim Securities at an exchange price (referred to herein as the related offers exchange ratio) of $3.25 per share (relative to the aggregate liquidation preference of the preferred stock exchanged) and for warrants. The material terms of the Interim Securities and warrants are described below. We expect each of the USG/Private Holders Transactions to be settled concurrently with each other.

The Interim Securities are a new class of stock to be created from our blank check preferred stock authority, to be designated as “Series M Common Stock Equivalent.” The following are the material terms of the Interim Securities:

•	the number of Interim Securities to be issued to any holder will be determined by the related offers exchange ratio;

•	the Interim Securities will automatically convert into shares of common stock if the Authorized Share Increase is approved by our stockholders;

•

for the first six months following issuance, the Interim Securities will have the same dividend as our common stock; if the Authorized Share Increase is not approved within six months of the issuance of the Interim Securities, the Interim Securities will have a cumulative dividend equal to the greater of (x) 9% (increasing by 2 percentage points each quarter up to a cap of 19%) and (y) the dividend actually paid per share of our common stock;

•

the Interim Securities will rank equally with the preferred stock underlying the Public Preferred Depositary Shares in the event that we liquidate or dissolve and has a liquidation amount that increases significantly after six months following issuance of the Interim Securities;

•

after six months following the issuance of the Interim Securities, the Interim Securities will rank equally with the preferred stock underlying the Public Preferred Depositary Shares (the Public Preferred Stock) with respect to (x) receiving dividends proportionately with all other series of stock that rank equally with such series in the event that dividends on such series have not been paid in full and (y) the right to, together with the Preferred Stock, elect two directors to our board of directors in the event that we do not pay dividends on the Interim Securities for six quarterly dividend periods (or in the case of the Series E preferred stock, for three semi-annual dividend periods), whether or not consecutive;

•

the Interim Securities will have the right to (x) receive dividends before any junior stock or other preferred stock dividends are paid after six months following issuance of the Interim Securities and, subject to the dividend sharing provision described in (x) in the paragraph above, and (y) approve any amendment to our restated certificate of incorporation that would adversely affect such series voting as a separate class; and

•

generally, the Interim Securities will have the same voting rights as the common stock and will vote together, as one class with holders of common stock; however, the Interim Securities will not vote on any of the matters described in the Preferred Proxy Statement except for an amendment to increase the number of authorized shares of preferred stock and to remove the rights of the preferred stock to receive preferred dividends before junior stock.

(y) approve any amendment to our restated certificate of incorporation that would adversely affect such series voting as a separate class stock so affected and (z) receive a preferential payment in the event that we liquidate or dissolve (in an amount that increases significantly after six months following issuance of the Interim Securities).

Warrants to purchase our common stock will be issued to each of the USG and the Private Holders. The following are the material terms of the warrants:

•	the warrants will become exercisable only after the Trigger Date and only if the Authorized Share Increase is not approved by our stockholders;

•	if the Authorized Share Increase is approved by our stockholders, the warrants will automatically expire;

•	the exercise price of the warrants will be equal to $0.01 per share; and

•	the total number of shares of common stock underlying the warrants will be 790,000,000.

Other material terms of the USG/Private Holders Transactions include the following:

•

the USG would participate in the USG/Private Holders Transactions on a “dollar-for-dollar” basis with the exchanging Private Holders of our preferred stock, who collectively hold preferred stock with an aggregate liquidation preference of approximately $12.5 billion;

•	the USG’s participation is conditioned on at least $11.5 billion in aggregate liquidation preference of our preferred stock being exchanged by the Private Holders;

•

the USG has also agreed to exchange an additional amount of its preferred stock to match on a “dollar-for-dollar basis” the aggregate liquidation preference of the securities exchanged in the Exchange Offers, or, if less, $12.5 billion (including securities exchanged by the Private Holders);

•

the USG and FDIC currently hold Citigroup preferred stock with an aggregate liquidation preference of approximately $52 billion. The preferred stock that is not exchanged by the USG in the USG/Private Holders Transactions will be exchanged for a new series of our trust preferred securities with a coupon of 8% maturing in 2039 and having other material terms substantially similar to the outstanding TRUPS®; and

•

each of the USG and the Private Holders exchanging in the USG/Private Holders Transactions are generally entitled to preemptive rights if we issue common stock (or securities that are convertible or exercisable into or exchangeable for common stock) within one year after the consummation of the USG/Private Holders Transactions at a price per share of common stock of less than $3.25 (or if the conversion, exercise or exchange price per share of common stock is less than $3.25), as appropriately adjusted in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to common stock.

The consummation of the USG/Private Holders Transactions is also subject to certain conditions, including the receipt of material regulatory approvals and the accuracy of representations and warranties of each party. We cannot assure you that the Authorized Share Increase will be approved by our stockholders or that the USG/Private Holders Transactions will be consummated on the terms or schedule described above.

We are also commencing the Exchange Offers, pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares, and (b) for Trust Preferred Securities, subject to an overall cap of $15 billion in liquidation preference. In the case of our Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to $76.35 million plus the amount of the liquidation preference of any Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers subject to an overall cap of $15 billion in liquidation preference.

The Preferred Stock Proposals

We are also seeking approval from our holders of our Public Preferred Depositary Shares and our common stock to approve the following proposals (the “Preferred Stock Proposals”):

•	to eliminate the requirement that:

•

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

•

dividends with respect to all series of stock ranking equally with any series of Public Preferred Stock will be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

•

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock;

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive;

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series; and

•	to increase the number of authorized shares of preferred stock from 30 million to 2 billion

NYSE Rule 312.05 Waiver

Ordinarily, stockholders would be required to approve the Exchange Offers and the issuance of the Interim Securities because Rule 312.03(c)(1) of the Listed Company Manual of the New York Stock Exchange (NYSE) requires us to obtain stockholder approval to issue common stock if the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance, or if the common stock is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance. Assuming 100% participation in the Exchange Offers, the issuance of common stock in exchange for Public Preferred Depositary Shares or Trust Preferred Securities pursuant to the Exchange Offers, and the issuance of the Interim Securities, would satisfy both of these tests. However, pursuant to an exception in Section 312.05 of the NYSE Listed Company Manual, the Audit and Risk Management Committee approved our obtaining a waiver in lieu of seeking stockholder approval that would otherwise have been required under Section 312.03. We believe that speed and certainty in consummating the Transactions on the announced structure (without delay for stockholder approval or other conditions) is crucial, taking into account the new emphasis on TCE, the agreements we have with our regulators (including the FRB), and the belief that prompt execution of the Transactions is critical for protecting market confidence in Citi. We received approval from the NYSE for the use of the exception, and in connection with such exception, mailed the requisite letter to all stockholders notifying them of our intention to issue the securities without prior stockholder approval. Therefore, we have not and will not be seeking stockholder approval for the issuance of common stock in connection with the Exchange Offers or for the issuance of the Interim Securities.

AUTHORIZED SHARE INCREASE

On [                    ], the board of directors adopted resolutions (1) declaring that an amendment to Citi’s restated certificate of incorporation to increase the number of authorized shares of our common stock from 15 billion to [            ] shares, was advisable and (2) directing that a proposal to approve the Authorized Share Increase be submitted to the holders of our common stock for their written consent.

The form of the proposed amendment to our restated certificate of incorporation to increase the number of authorized shares is attached to this proxy statement as Annex A. The Authorized Share Increase will increase the number of authorized shares of our common stock from 15 billion shares to [            ] shares. We will use at least approximately 7.7 billion and up to approximately 11.5 billion of the newly authorized shares to convert 100% of the Interim Securities into shares of common stock at a ratio of one million shares of common stock for each share of Interim Securities in accordance with their terms. The Interim Securities’ dividends were not in arrears as of the date of this proxy statement. The remaining authorized but unissued shares of common stock will be used for general corporate purposes. As with our existing shares of common stock, none of the newly authorized shares of common stock will have preemptive rights.

Background and Reasons for the Conversion of Interim Securities into Shares of Common Stock and Increase in Authorized Shares of Common Stock

As described above in Background and Reasons for the Transactions, on March 18, 2009, we entered into definitive agreements for the Private Holder Transactions, pursuant to which the Private Holders agreed to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the Private Holders into approximately 3,846 shares of our Interim Securities and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share. We are nearing an agreement with the USG for the USG Transaction, pursuant to which the USG will exchange an equal amount of preferred stock held by the USG into 3,846 shares of our Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers or, if less, $12.5 billion, and to exchange the remaining liquidation preference of preferred stock held by the USG into a new series of trust preferred securities. The following table shows the approximate numbers of Interim Securities that will be outstanding as of the Record Date, based on the levels of acceptance of our Exchange Offers indicated below:

Level of participation in the Exchange Offers*	Shares of Interim Securities outstanding on the Record Date
25%(1)	8,846.2
50%(1)	10,000.0
75%(1)	11,153.8
100%(2)	11,538.5

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers.
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

If the Authorized Share Increase is approved, the Interim Securities will be automatically converted into shares of common stock. The conversion of the Interim Securities and the consummation of the Exchange Offers will have the effect of causing our TCE to rise to up to approximately $81 billion, and correspondingly, our TCE Ratio will also go up. With a higher TCE and TCE Ratio, we expect to be one of the strongest capitalized banks on a TCE basis.

Conversion of the Interim Securities into shares of common stock will require more shares of common stock than are currently authorized and available for issuance. Accordingly, we need to amend our restated certificate of incorporation in order to increase the number of authorized shares of common stock so there will be sufficient authorized common stock to issue in connection with the conversion of the Interim Securities into common stock.

We are proposing to increase the number of shares of common stock authorized for issuance to [      ] billion shares, to be determined by the board of directors in its sole discretion prior to filing a definitive proxy statement. Because the number of newly authorized shares being issued in connection with the conversion of the Interim Securities into common stock will depend on the level of acceptance of the Exchange Offers (but will be in all cases below the total number of newly authorized shares), there will also be an increase in the number of authorized but unissued shares of common stock as a result of the Authorized Share Increase. Some of these newly authorized shares may be used for general corporate purposes. Management believes that, to the extent the increase in authorized shares is not used to convert the Interim Securities into common stock, as described above, the Authorized Share Increase will maintain Citi’s flexibility to respond efficiently to future business and financing needs and other opportunities.

Effect of the Proposal on Stockholders

As of the date of this proxy statement, we are authorized to issue up to 15 billion shares of common stock. If the Authorized Share Increase is approved, we will file a certificate of amendment with the Delaware Secretary of State to amend our restated certificate of incorporation to increase the number of shares of common stock we are authorized to issue to [      ] billion shares. This will not change the number of shares of common stock that you own, but we will have the power to issue a significant number of additional shares of common stock.

Conversion of Interim Securities into Common Stock

We will issue some of the newly authorized shares to convert all of the Interim Securities into shares of common stock at a ratio of one million shares of common stock for each share of Interim Securities in accordance with their terms. Our common stock is currently listed on the NYSE, and we intend to apply for the listing of these additional shares on the NYSE. The remaining newly authorized shares of common stock will remain unissued and may be used for general corporate purposes in the future.

Because the number of authorized but unissued shares prior to the approval of the Authorized Share Increase will depend on the number of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange for shares of common stock in the Exchange Offers, we are unable to determine as of the date of this proxy statement the number of newly authorized shares that will be used to convert the Interim Securities into common stock. The following table shows the approximate numbers of newly authorized shares that will be issued in connection with the conversion of the Interim Securities into common stock if the Authorized Share Increase is approved, based on the levels of acceptance of our Exchange Offers indicated below:

Level of participation in the Exchange Offers*	Newly authorized shares of common stock that will be used to convert Interim Securities into common stock (millions of shares)
25%(1)	8,846
50%(1)	10,000
75%(1)	11,154
100%(2)	11,538

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.

(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

If our stockholders do not approve the Authorized Share Increase, the Interim Securities will not be converted into shares of common stock. If we are unable to convert the Interim Securities into common stock, we will be unable to fully realize the anticipated benefits of the Transactions.

In addition, pursuant to the terms of the Interim Securities, beginning on the Trigger Date, if the Authorized Share Increase is not approved the Interim Securities will bear a cumulative dividend equal to the greater of (x) 9% (increasing by 2 percentage points per quarter up to a cap of 19%) or (y) the dividend actually paid per share of common stock. Prior to such time, the Interim Securities will have the same dividend as our common stock. The payment of these dividends could represent a significant reduction in Citi’s quarterly cash flow. If the Authorized Share Increase is not approved, Citi would be required to pay the following quarterly dividends on the Interim Securities:

Level of participation in the Exchange Offers*	Amount of dividends to be paid on Interim Securities for first quarterly payment (millions of dollars)	Amount of dividends to be paid on Interim Securities five quarters after Trigger Date (millions of dollars)
25%(1)	$ 646.9	$ 1,365.6
50%(1)	731.3	1,543.8
75%(1)	815.6	1,721.9
100%(2)	843.8	1,781.3

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

Furthermore, if the Authorized Share Increase is not approved before the Trigger Date, the warrants issued to the USG and Private Holders in connection with the USG/Private Holders Transactions will become exercisable after the Trigger Date to purchase 790 million shares of our common stock for their par value, which is currently $0.01 per share, and which represents a significant discount to the closing price of our stock on March 18, 2009, which was $3.08 per share. If these warrants are exercised, we will have the following approximate numbers of shares of common stock issued and outstanding based on the levels of acceptance of our Exchange Offers indicated below:

Level of participation in the Exchange Offers*	(A) Number of issued and outstanding shares of common stock as of the Record Date (millions of shares)	(B) Number of issued and outstanding shares of common stock after exercise of warrants to purchase shares of common stock at $0.01 per share (millions of shares)	(C) Approximate dilution of issued and outstanding shares of common stock as of the Record Date (3)
25%(1)	6,585.2	7,375.2	10.7%
50%(1)	7,656.9	8,446.9	9.4%
75%(1)	8,728.5	9,518.5	8.3%
100%(2)	9,800.7	10,590.7	7.5%

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

The warrants will expire if the Authorized Share Increase is approved. Therefore, as a result of the potential exercise of the warrants, shareholders may experience significant dilution if the Authorized Share Increase is not approved. The board of directors believes that the Authorized Share Increase is vital to put Citi in a position to implement the Transactions and increase Citi’s TCE and TCE Ratio.

Finally, the Interim Securities have an initial liquidation preference of $10,000 per share. Based on a maximum of 11,538 shares of Interim Securities, the maximum initial aggregate liquidation preference would be $115,380,000. However, if the Authorized Share Increase is not approved on the Trigger Date, the Interim Securities will have a liquidation preference of $3.25 million per share. The following table shows the aggregate liquidation preference of the Interim Securities if the Authorized Share Increase is not approved, depending on the level of participation in the Exchange Offers.

Level of participation in the Exchange Offers*	Aggregate liquidation preference of Interim Securities as of Trigger Date if Authorized Share Increase is not approved (millions of dollars)
25%(1)	$28,750
50%(1)	$32,500
75%(1)	$36,250
100%(2)	$37,500

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

Therefore, if the Authorized Share Increase is not approved, the liquidation preference of the Interim Securities will increase significantly.

Effect on voting power of holders of common stock.

The Interim Securities will generally vote together as one class with holders of the common stock, except as otherwise provided by applicable law. Therefore, the conversion of the Interim Securities into shares of common stock will only affect the voting power of holders of common stock with respect to matters that as a matter of Delaware law require a class vote of holders of common stock in that the currently existing common stock may have the ability, in a class vote, to block the adoption of a proposal. After the conversion of the Interim Securities, the current holders of common stock would vote on such matters with the holders of common stock issued upon conversion of the Interim Securities.

After approval of the Authorized Share Increase and conversion of the Interim Securities into shares of common stock, we will have the following approximate numbers of shares of common stock issued and outstanding based on the levels of acceptance of our Exchange Offers indicated below:

Level of participation in the Exchange Offers*	(A) Number of issued and outstanding shares of common stock as of the record date (millions of shares)	(B) Number of issued and outstanding shares of common stock after approval of the Authorized Share Increase and conversion of Interim Securities into shares of common stock (millions of shares)	(C) Approximate dilution of blocking power of issued and outstanding shares of common stock as of the Record Date (3)
25%(1)	6,585.2	15,431.4	57.3%
50%(1)	7,656.9	17,659.6	56.6%
75%(1)	8,728.5	19,882.4	56.1%
100%(2)	9,800.7	21,339.1	54.1%

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.

(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
(3)	Equal to 1.00 – (Column A / Column B), expressed as a percentage. “Blocking power” refers to the power to block matters that pursuant to applicable law require a vote of holders of common stock voting as a class without the Interim Securities.
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

Following approval of the Authorized Share Increase and conversion of the Interim Securities into common stock, and assuming 100% participation in the Exchange Offers, the holders of our common stock outstanding as of the Record Date will lose significant voting power with respect to their ability to veto matters that require a vote of holders of common stock voting as a class. However, as described above, if the Authorized Share Increase is not approved, the warrants will become exercisable to purchase 790 million shares of common stock at a significant discount to the current per-share price. Therefore, if these warrants are exercised, your voting power will decrease.

Significant Shareholders

The holders of our Interim Securities following the consummation of the USG/Private Holders Transactions will be the USG, the Government of Singapore Investment Corporation Pte Ltd. (GIC), Capital Research Global Investors, Capital World Investors, the Kuwait Investment Authority, the New Jersey Division of Investment, HRH Prince Alwaleed Bin Talal Bin Abdulaziz Alsaud, Sanford Weill and the Weill Family Foundation. After the approval of the Authorized Share Increase and the conversion of the Interim Securities into shares of common stock, depending on the levels of participation in the Exchange Offers, some of these persons will be significant stockholders, and certain of these persons may hold more than 5% of our common stock.

The interests of these persons may differ from those of our other stockholders, and they may exercise their rights in ways that differ from your interests.

Authorized but Unissued Shares

In addition, after approval of the Authorized Share Increase and the conversion of the Interim Securities into shares of common stock, we will have the following approximate number of authorized but unissued shares, depending on the levels of acceptance in the Exchange Offers:

Level of participation in the Exchange Offers*	Number of authorized but unissued shares of common stock after approval of the Authorized Share Increase and conversion of Interim Securities into shares of common stock (millions of shares)
25%(1)	[ ]
50%(1)	[ ]
75%(1)	[ ]
100%(2)	[ ]

(1)	Partial participation assumes prorata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Public Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Public Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Public Exchange Offers.

Any authorized but unissued shares of common stock would be available for issuance at the discretion of the board of directors from time to time for corporate purposes subject to any shares reserved for issuance. We believe that the availability of the additional shares would provide us with additional flexibility to meet business and financing needs as they arise. However, if we issue any of the newly authorized shares, existing holders of our common stock may be diluted.

No Appraisal Rights

Under the DGCL and our restated certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Increase.

Required Vote and Recommendation

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the Authorized Share Increase. In connection with the Exchange Offers, the holders of Public Preferred Depositary Shares and Trust Preferred Securities participating in the Exchange Offers will have agreed to give a proxy authorizing the individuals designated by Citi in the Letter of Transmittal to execute a written consent in favor of the Authorized Share Increase.

The board unanimously recommends that you give your proxy to authorize the individuals designated by Citi in the enclosed proxy card or Letter of Transmittal to execute a written consent in favor of the Authorized Share Increase.

REVERSE STOCK SPLIT

On [                    ], the board of directors adopted resolutions (1) declaring that an amendment to our restated certificate of incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our common stock for their written consent.

The form of the proposed amendment to Citi’s restated certificate of incorporation to effect the Reverse Stock Split is attached to this proxy statement as Annex B. If approved by our stockholders, the Reverse Stock Split would permit (but not require) the board of directors to effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as selected by the board of directors in its sole discretion. We believe that leaving the ratio to the discretion of the board of directors (provided that it is one of the seven proposed ratios) will provide Citi with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In selecting a ratio, if any, following the receipt of stockholder approval, the board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•

the number of shares of our common stock outstanding, including the number of shares of our common stock issued in the Exchange Offers and as a result of the conversion of the Interim Securities (if the Authorized Share Increase is approved);

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The board of directors reserves its right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that this proposal is no longer in the best interests of Citi and its stockholders.

Depending on the ratio for the Reverse Stock Split selected by the board of directors, two, five, ten, fifteen, twenty, twenty-five or thirty shares of existing common stock, as determined by the board of directors, will be combined into one new share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio selected by the board of directors. The amendment to the restated certificate of incorporation that is filed to effect the Reverse Stock Split, if any, will include only the reverse split ratio determined by the board of directors to be in the best interests of stockholders and all of the other proposed amendments at different ratios will be abandoned.

If the Reverse Stock Split is effected, we will also proportionately reduce the number of authorized shares of our common stock, as described below in Authorized Shares. Accordingly, we are also proposing to adopt amendments to our restated certificate of incorporation to reduce the total number of authorized shares of common stock, depending on the reverse split ratio selected by the board of directors. The amendment to the restated certificate of incorporation that is filed, if any, will include only the total number of authorized shares of common stock determined by the board of directors to be in the best interests of stockholders and all of the other proposed amendments for different numbers of authorized shares will be abandoned. If the board of directors abandons the Reverse Stock Split, it will also abandon the related reduction in the number of authorized shares.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the Effective Time) of a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to Citi and its stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the certificate of amendment, the board of directors, in its sole discretion, determines that it is no longer in Citi’s best interests and the best interests of its stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on June 30, 2010, the board of directors will abandon the Reverse Stock Split.

To avoid the existence of fractional shares of our common stock, stockholders who would otherwise hold fractional shares as a result of the Reverse Stock Split will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent. The total amount of cash that will be paid to holders of fractional shares following the Reverse Stock Split will be an amount equal to the net proceeds (after customary brokerage commissions and other expenses) attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable. Holders of fractional shares as a result of the Reverse Stock Split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they owned.

Background and Reasons for the Reverse Stock Split

The board of directors authorized the reverse split of our common stock with the primary intent of increasing its price to make it more attractive to a broader range of institutional and other investors. The board also believes that, in addition to increasing the price of our common stock, the Reverse Stock Split would also reduce certain of our costs, such as NYSE listing fees. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in Citi’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common shares.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In addition to increasing the price of our common stock, a Reverse Stock Split will provide Citi and its stockholders with other benefits. Currently, the fees that we pay to list our shares on the NYSE are based on the number of shares we have outstanding. Also, the fees that we pay for custody and clearing services, the fees that we pay to the SEC to register securities for issuance and the costs of our proxy solicitations are all based on or related to the number of shares being held, cleared or registered as applicable. Reducing the number of shares that are outstanding and that will be issued in the future will reduce the amount of fees and tax that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on a number of shares rather than the value of the shares.

Effect of the Proposal on Stockholders

Outstanding Common Stock

Shares of common stock issued and outstanding prior to the Exchange Offers, as well as shares of common stock issued in exchange for Public Preferred Depositary Shares or Trust Preferred Securities in connection with the Exchange Offers, will be affected by the Reverse Stock Split as common stock. Therefore, the number of shares of common stock that will be affected by the Reverse Stock Split depends on the number of Public Preferred Depositary Shares and Trust Preferred Securities that are tendered and accepted for exchange into common stock in connection with the Exchange Offers. The table below shows the approximate number of shares of common stock that will be affected by the Reverse Stock Split, assuming the Authorized Share Increase is approved and conversion of the Interim Securities, and depending on the levels of acceptance in the Exchange Offers:

Level of participation in the Exchange Offers*	Number of shares of common stock that will be affected by the Reverse Stock Split (millions of shares)
25%(1)	15,431.4
50%(1)	17,656.7
75%(1)	19,882.4
100%(2)	21,339.1

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

Depending on the ratio for the Reverse Stock Split selected by the board of directors, two, five, ten, fifteen, twenty, twenty-five or thirty shares of existing common stock, as determined by the board of directors, will be combined into one new share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio selected by the board of directors. The table below shows the number of authorized and issued (or reserved for issuance) shares of common stock that will result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares), assuming the Authorized Share Increase is approved and conversion of the Interim Securities, and depending on the levels of acceptance in the Exchange Offers:

Level of participation in the Exchange Offers*	Approximate number of shares of common stock outstanding plus shares of common stock reserved for issuance following the Reverse Stock Split (millions of shares)
	1 for 2	1 for 5	1 for 10	1 for 15	1 for 20	1 for 25	1 for 30
25%(1)	7,715.7	3,086.3	1,543.1	1,028.8	771.6	617.3	514.4
50%(1)	8,828.4	3,531.4	1,765.7	1,177.1	882.8	706.3	588.6
75%(1)	9,941.2	3,976.5	1,988.2	1,325.5	994.1	795.3	662.7
100%(2)	10,669.6	4,267.8	2,133.9	1,422.6	1,067.0	853.6	711.3

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately selected by the board of directors, whether the Authorized Share Increase is approved, and, because the ratios at which Public Preferred Depositary Shares or Trust Preferred Securities are exchanged for shares of common stock varies depending on the series of Public Preferred Depositary Shares or Trust Preferred Securities, the relative proportions of each series of Public Preferred Depositary Shares or Trust Preferred Securities that are tendered and accepted for exchange in connection with the Exchange Offers.

If approved and effected, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our common stock. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in Citi, except that as described below in Fractional Shares, holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-Reverse Stock Split holders of our common stock to the extent there are concurrently stockholders who would otherwise receive less than one share of common stock after the Reverse Stock Split. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Beneficial Holders of Common Stock (i.e. stockholders who hold in “street name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, they will be sent a transmittal letter by our transfer agent after the Effective Time and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of our common stock (the Old Certificates) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the New Certificates). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below under Fractional Shares.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately selected by the board of directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent. Our transfer agent will aggregate all fractional shares following the Reverse Stock Split and sell them into the market. The total amount of cash that will be paid to holders of fractional shares following the Reverse Stock Split will be an amount equal to the net proceeds (after customary brokerage commissions and other expenses) attributable to such sale. Holders of fractional shares as a result of the Reverse Stock Split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they owned.

If a stockholder who holds shares beneficially (i.e. in street name) is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the Effective Time and after the stockholder has submitted an executed transmittal letter. If a stockholder who holds shares in certificated form is entitled to a payment in lieu of any fractional share interest, the stockholder will receive a check as soon as practicable after the Effective Time and after the stockholder has submitted an executed transmittal letter and surrendered all Old Certificates, as described above in Holders of Certificated Shares of Common Stock. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

Authorized Shares

If and when the board of directors elects to effect the Reverse Stock Split, we will also reduce the number of authorized shares of common stock in proportion to the reverse stock split ratio. The reduction in the number of authorized shares would be effected by the filing of the certificate of amendment to our restated certificate of incorporation, as discussed above. The table below shows the number to which authorized shares of common stock will be reduced resulting from the listed hypothetical reverse stock split ratios:

Number of authorized shares of common stock following the Reverse Stock Split (millions of shares)
	If the Authorized Share Increase is approved	If the Authorized Share Increase is not approved
1 for 2
1 for 5
1 for 10
1 for 15
1 for 20
1 for 25
1 for 30

The actual number of authorized shares after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately selected by the board of directors and whether the Authorized Share Increase is approved.

As a result of the reduction in authorized shares of common stock, the same proportion of authorized but unissued shares to shares authorized and issued (or reserved for issuance) would be maintained if the board of directors elects to effect the Reverse Stock Split. The table below shows the total number of authorized but unissued shares of common stock that will result from the capital reduction resulting from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares), assuming approval of the Authorized Share Increase and conversion of the Interim Securities and depending on the levels of acceptance in the Exchange Offers:

Level of participation in the Exchange Offers*	Approximate number of authorized but unissued shares of common stock following the Reverse Stock Split (millions of shares)
	1 for 2	1 for 5	1 for 10	1 for 15	1 for 20	1 for 25	1 for 30
25%(1)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
50%(1)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
75%(1)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
100%(2)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

The actual number of authorized but unissued shares after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately selected by the board of directors and whether the Authorized Share Increase is approved and how many shares it is approved for, and, because the ratios at which Public Preferred Depositary Shares and Trust Preferred Securities are exchanged for shares of common stock varies depending on the series of Public Preferred Depositary Shares or Trust Preferred Securities, the relative proportions of each series of Public Preferred Depositary Shares or Trust Preferred Securities that are tendered and accepted for exchange in connection with the Exchange Offers. If the Reverse Stock Split is abandoned by the board of directors, we will also abandon the reduction in the number of authorized shares.

Effect on Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio selected by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards and units will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio selected by the board of directors.

Accounting Matters

The proposed amendments to our restated certificate of incorporation will not affect the par value of our common stock per share, which will remain at $0.01. As a result, as of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a U.S. holder). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the IRC), Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this prospectus. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

Each prospective investor should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share). Treasury regulations promulgated under the IRC provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder who receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long term capital gain or loss if the U.S. holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.

U.S. Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the Internal Revenue Service (IRS) with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

The discussion in this section is addressed to “non-U.S. holders.” A non-U.S. holder is a beneficial owner of our common stock who is a foreign corporation or a non-resident alien individual.

Generally, non-U.S. holders will not recognize any gain or loss upon the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States) and (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met.

U.S. Information Reporting and Backup Withholding Tax. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

Board of Directors Has Discretion to Effect the Reverse Stock Split

The board of directors intends to effect the Reverse Stock Split only if it believes, in its sole discretion, that a decrease in the number of shares is likely to improve the trading price of our common stock and if the implementation of the Reverse Stock Split is determined by the board of directors, in its sole discretion, to be in the best interests of Citi and its stockholders.

No Appraisal Rights

Under the DGCL and our restated certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Required Vote and Recommendation

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the Reverse Stock Split. In connection with the Exchange Offers, the holders of Public Preferred Depositary Shares and Trust Preferred Securities participating in the Exchange Offers will have agreed to give a proxy authorizing the individuals designated by Citi in the Letter of Transmittal to execute a written consent in favor of the Reverse Stock Split.

The board unanimously recommends that you give your proxy to authorize the individuals designated by Citi in the enclosed proxy card or the Letter of Transmittal to execute a written consent in favor of the Reverse Stock Split.

PREFERRED STOCK CHANGE

On [                    ], 2009, the board of directors adopted resolutions (1) declaring that an amendment to Citi’s restated certificate of incorporation to eliminate certain voting rights of shares of common stock, as described below, and (2) directing that a proposal to approve the Preferred Stock Change be submitted to the holders of our common stock for their written consent.

The form of the proposed amendment to our restated certificate of incorporation to effect the Preferred Stock Change is attached as Annex C. The Preferred Stock Change would eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment. The Preferred Stock Change only affects the rights of our common stock. Shares of common stock issued and outstanding prior to the Exchange Offers, as well as shares of common stock issued in exchange for Public Preferred Depositary Shares or Trust Preferred Securities in connection with the Exchange Offers, will be affected by the Preferred Stock Change as common stock. Therefore, the number of shares of common stock that will be affected by the Preferred Stock Change depends on the number of Public Preferred Depositary Shares and Trust Preferred Securities that are tendered and accepted for exchange into common stock in connection with the Exchange Offers. The table below shows the approximate number of shares of common stock that will be affected by the Preferred Stock Change, assuming that the Authorized Share Increase is approved and the Interim Securities are converted into common stock and depending on the levels of acceptance in the Exchange Offers:

Level of participation in the Exchange Offers*	Number of shares of common stock that will be affected by the Preferred Stock Change (millions of shares)
25%(1)	15,431.4
50%(1)	17,656.9
75%(1)	19,882.4
100%(2)	21,339.1

(1)	Partial participation assumes pro rata participation by preferred holders only up to specified percentage of $15 billion total offer. Assumes no Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.
(2)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and $76.35 million aggregate liquidation amount of Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers
*	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers.

Background and Reasons for the Preferred Stock Change

Pursuant to Article Fourth, subsection E of Citi’s restated certificate of incorporation, the holders of shares of our common stock are currently entitled to vote on any amendments to our restated certificate of incorporation, including any amendment to a certificate of designation related to a series of preferred stock. In addition, pursuant to Section 242(b) of the DGCL, we are required to seek the approval of a majority of the holders of each class of stock eligible to vote, whether through a meeting or by written consent, to make any such changes to our restated certificate of incorporation. Therefore, we are required to engage in a lengthy proxy solicitation and incur the costs of holding a meeting of holders of common stock or soliciting their written consents to make changes to our restated certificate of incorporation, even if these changes are only being made to certificates of designation for preferred stock adopted by the board of directors pursuant to discretion granted to it in our restated certificate of incorporation.

In addition, we believe that allowing the board of directors the discretion and flexibility to adopt amendments to our restated certificate of incorporation (including certificates of designation for a series of preferred stock) that relate solely to the terms of preferred stock with only the consent of the board and the holders of such series of preferred stock is important and consistent with the board of directors’ discretion and flexibility to adopt a certificate of designation and create a new series of preferred stock without the approval of the holders of common stock. Accordingly, the board of directors recommends that you give your proxy authorizing the individuals designated by Citi to execute a written consent in favor of the Preferred Stock Change.

Effect of the Proposal on Stockholders

Currently, Citi’s restated certificate of incorporation provides that the holders of outstanding shares of common stock have voting power for the election of directors and for “all other purposes.” Pursuant to Section 242(b)(1) of the DGCL, any changes to Citi’s restated certificate of incorporation must be approved by “a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class.”

If the Preferred Stock Change is approved, we would file a certificate of amendment to our restated certificate of incorporation providing that the holders of common stock will not be entitled to vote with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series of affected preferred stock.

Therefore, holders of common stock would no longer be entitled to vote on or consent to, and we would not be required to seek their vote on or consent to, any changes to our restated certificate of incorporation or certificates of designation that relate solely to the terms of the preferred stock, so long as the holders of affected preferred stock are entitled to vote or consent to such changes. Holders of common stock would retain the power to vote on or consent to all other matters that they are currently entitled to vote or consent on, including the election of directors.

No Appraisal Rights

Under the DGCL and our restated certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Preferred Stock Change.

Required Vote and Recommendation

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the Preferred Stock Change. In connection with the Exchange Offers, the holders of Public Preferred Depositary Shares and Trust Preferred Securities participating in the Exchange Offers will have agreed to give a proxy authorizing the individuals designated by Citi to execute a written consent in favor of the Preferred Stock Change.

The board unanimously recommends that you give your proxy to authorize the individuals designated by Citi in the enclosed proxy card or the Letter of Transmittal to execute a written consent in favor of the Preferred Stock Change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Citi has long encouraged stock ownership by its directors, officers and employees to align their interests with the long-term interests of stockholders. As part of our commitment to aligning employee and stockholder interests, members of the management executive committee and members of the board of directors have agreed to hold 75% of the shares of common stock they acquire through Citi’s equity programs as long as they remain subject to the stock ownership commitment. Senior leadership committee members have agreed to hold 50% of the shares of common stock they acquire through Citi’s equity programs as long as they remain subject to the stock ownership commitment. Exceptions to the stock ownership commitment include gifts to charity, certain estate planning transactions, and certain other limited circumstances. In addition, the commitment relates to the net number of shares received in connection with the exercise of stock options or paying withholding taxes under other equity compensation programs.

The following table shows the beneficial ownership of Citi common stock by our directors, nominees and certain executive officers as of the close of business on February 27, 2009:

Name	Position	Amount and Nature of Beneficial Ownership
		Common Stock Beneficially Owned Excluding Options	Stock Options Exercisable Within 60 Days of a record date(A)	Total Common Stock Beneficially Owned(A)
C. Michael Armstrong	Director	161,829	30,497	192,326
Ajaypal Banga	Chief Executive Officer, Asia	770,248	231,504	1,001,752
Alain J.P. Belda	Director	80,186	52,350	132,536
Sir Winfried Bischoff	Director	385,016	384,801	769,817
Gary Crittenden	Chief Financial Officer	541,223	0	541,223
Kenneth T. Derr	Director	97,971	22,855	120,826
John M. Deutch	Director	148,227	26,639	174,866
James A. Forese	Co-Head, Global Capital Markets, Markets & Banking Institutional Clients Group	1,809,499	261,628	2,071,127
Jerry S. Grundhofer	Nominee	24,789	0	24,789
Roberto Hernández Ramirez	Director	14,596,144	0	14,596,144
Andrew N. Liveris	Director	39,135	19,792	58,927
Anne M. Mulcahy	Director	53,066	0	53,066
Michael E. O’Neill	Nominee	0	0	0
Vikram S. Pandit	Chief Executive Officer	1,707,502	750,000	2,457,502
Richard D. Parsons	Chairman	133,272	55,747	189,019
Lawrence R. Ricciardi	Director	35,980	0	35,980
Judith Rodin	Director	53,487	17,473	70,960
Robert E. Rubin	Director	636,098	0	636,098
Robert L. Ryan	Director	52,917	0	52,917
Anthony M. Santomero	Nominee	0	0	0
Franklin A. Thomas	Director	146,074	29,746	175,820
William S. Thompson	Nominee	14,942	0	14,942
Stephen R. Volk	Vice Chairman	884,625	0	884,625

All directors, nominees and executive officers as a group (36 persons)		31,412,664	3,450,573	34,863,237

(A)	The share numbers in these columns have been restated to reflect equitable adjustments made to all Citi options outstanding on August 20, 2002 in respect of the distribution to all stockholders of shares of Travelers Property Casualty Corp. For each option grant, the number of options was increased by a factor of 1.0721990 and the exercise price was decreased by a factor of .9326627. The expiration and vesting dates of each option did not change.

As of the close of business on February 27, 2009, no director, nominee or executive officer owned as much as 1% of Citi’s common stock. As of the close of business on February 27, 2009, all of the directors, nominees and executive officers as a group beneficially owned approximately 0.63% of Citi’s common stock.

Of the shares of our common stock shown in the preceding table, all of which are deemed to be beneficially owned under rules promulgated by the SEC, some portion may not be held directly by the director, nominee or executive officer. The following table details the various forms in which directors, nominees or executive officers indirectly hold shares. Such indirectly-held shares may be shares:

•	for which receipt has been deferred under certain deferred compensation plans,

•	held as a tenant-in-common with a family member or trust, owned by a family member,

•	held by a trust for which the director or executive officer is a trustee but not a beneficiary or held by a mutual fund which invests substantially all of its assets in Citi stock,

•

for which the director, nominee or executive officer has direct or indirect voting power but not dispositive power, or for which the director, nominee or executive officer has direct or indirect voting power but that are subject to restrictions on disposition, as shown in the following table:

Director/Nominee/Officer	Receipt Deferred	Owned by or Tenant-in-Common with Family Member, Trust or Mutual Fund		Voting Power, but not Dispositive Power	Restricted or Deferred Shares Subject to Restrictions on Disposition
C. Michael Armstrong	156,084	15,150	[1]	0	0
Ajaypal Banga	0	50,701		0	593,275
Alain J.P. Belda	75,187	0		0	0
Sir Winfried Bischoff	0	0		0	156,982
Gary Crittenden	0	0		0	394,911
Kenneth T. Derr	72,236	0		0	0
John M. Deutch	83,256	0		0	0
James A. Forese	0	0		0	995,048
Jerry S. Grundhofer	0	24,789		0	0
Roberto Hernández Ramirez	0	14,596,144		0	0
Andrew N. Liveris	35,906	1,200		0	0
Anne M. Mulcahy	53,008	59		0	0
Michael E. O’Neill	0	0		0	0
Vikram S. Pandit	0	0		0	797,474
Richard D. Parsons	91,290	0		0	0
Lawrence R. Ricciardi	32,106	0		0	0
Judith Rodin	51,266	2,221		0	0
Robert E. Rubin	0	0		0	0
Robert L. Ryan	39,412	0		0	0
Anthony M. Santomero	0	0		0	0
Franklin A. Thomas	131,422	0		0	0
William S. Thompson, Jr.	0	0		0	0
Stephen R. Volk	0	1,100	[1]	0	644,818

All directors, nominees and executive officers as a group (36 persons)	821,171	14,817,572		9,324	8,821,945

(1)	Disclaims beneficial ownership.

The following table shows the beneficial ownership of Citi preferred stock by our directors and certain executive officers as of the close of business on February 27, 2009:

Name	Title	Series of preferred stock	Public Preferred Depositary Shares beneficially owned
C. Michael Armstrong	Director	Series F Preferred Stock	27,700
John M. Deutch	Director	Series F Preferred Stock	11,000
Vikram S. Pandit	Chief Executive Officer	Series F Preferred Stock	50,000
		Series AA Preferred Stock	50,000
Brian Leach	Chief Risk Officer	Series F Preferred Stock	30,000

All of the shares of preferred stock shown directly in the preceding table are held directly by the director or executive officers.

Owners of 5% or more of our common stock

The following table shows the beneficial ownership of Citi common stock or by each person known by Citi to beneficially own more than 5% of the outstanding shares of common stock as of the close of business on December 31, 2008.

Common Stock*

Identity of Group or Owner	Shares beneficially owned		Percentage owned
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
• As plan administrator for the Citigroup 401K Plan	91,555,628	(A)	1.7%
• As trustee or discretionary advisor for certain unaffiliated accounts and collective investment funds	245,293,611	(B)	4.5%

Total	336,849,239		6.2%

(A)	This information is as of December 31, 2008 and was provided by State Street. Under our 401K plan, participants have the right to direct the voting by State Street of shares of common stock. State Street is generally obligated to vote shares for which it has not received voting instructions in the same proportion as shares for which it has received voting instructions. On February 22, 2009, there were 96,329,650 shares beneficially owned by the 401K plan.
(B)	This information is as of December 31, 2008 and was obtained from a Schedule 13G filed with the SEC on February 17, 2009 by State Street. State Street has sole voting power and shared dispositive power over these shares.
*	In 2008 and 2009, Citi issued to the U.S. Treasury warrants to purchase 465,117,176 shares of common stock, of which warrants to purchase 360,075,159 shares of common stock are exercisable within 60 days. The exercise prices for the warrants are $10.61 for warrants to purchase 255,033,142 shares and $17.85 for the warrants to purchase 210,084,034 shares. The warrants exercisable within 60 days represent approximately 6.2% of Citi’s voting stock assuming consummation of the Transactions. However, none of the warrants have been exercised and the exercise prices are above Citi’s closing price on March 18, 2009 of $3.08. See Citi’s 2008 Annual Report on Form 10-K filed on February 27, 2009 for additional information.

OTHER MATTERS

Submission of Future Stockholder Proposals

The next annual meeting of stockholders of Citi will be on April 21, 2009. Under SEC rules and Citi’s by-laws, stockholders may no longer present proposals for this meeting.

Under SEC rules, a stockholder who intends to present a proposal at the following (2010) annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the Corporate Secretary of Citi at the address on the cover of this proxy statement. The proposal must be received no later than November 13, 2009.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the following annual meeting must notify Citi in writing of the information required by the provisions of Citi’s by-laws dealing with stockholder proposals. The notice must be delivered to Citi’s Corporate Secretary between December 22, 2009 and January 21, 2010. You can obtain a copy of Citi’s by-laws by writing to the Corporate Secretary at the address shown on the cover of this proxy statement.

Householding

Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate annual report or Proxy Solicitation Statement in the future, he or she may telephone toll-free 1-800-542-1061 or write to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge at the address set forth above, if they are record holders.

Cost of Proxy Solicitation

Citi pays the cost of soliciting proxies. In addition to soliciting proxies by mail, Citi may solicit proxies by personal interview, telephone and similar means. No director, officer or employee of Citi will be specially compensated for these activities. Citi also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay the brokers, banks and other nominees certain expenses they incur for such activities. Citi has retained Morrow & Co., LLC, a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $50,000 plus reimbursement of certain out-of-pocket expenses.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s balance sheet as of December 31, 2008, and also describes the impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s earnings for the fiscal year ended December 31, 2008.

The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results that would have been realized had the Exchange Offers and the USG/Private Holders Transactions been completed as of the dates indicated or that will be realized in the future when and if the Exchange Offers and the USG/Private Holders Transactions are consummated. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, the summary historical consolidated financial information included elsewhere in this document and Citigroup’s historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC, which is incorporated by reference into this document.

Unaudited Pro Forma Balance Sheets

The unaudited pro forma consolidated balance sheets of Citigroup as of December 31, 2008 have been presented as if the Exchange Offers and the USG/Private Holders Transactions had been completed on December 31, 2008. We have shown the pro forma impact of a “High Participation Scenario” and a “Low Participation Scenario” prepared using the assumptions set forth below. In both scenarios, we have assumed stockholders have approved the Authorized Share Increase.

The “High Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders and holders of all outstanding shares of Series T convertible preferred stock ($15.669 billion aggregate liquidation preference) into Common Stock, (ii) the exchange of all outstanding shares of Series E, F and AA non-convertible preferred stock ($11.755 billion aggregate liquidation preference) into Common Stock, (iii) the exchange of all outstanding shares of Series H preferred stock held by the U.S. Treasury ($25 billion aggregate liquidation preference) into Common Stock, (iv) the conversion of all outstanding shares of Series G and I preferred stock held by the U.S. Treasury and the Federal Deposit Insurance Corporation (the “FDIC”) ($27.059 billion aggregate liquidation preference) into newly issued 8% trust preferred securities and (v) none of the Trust Preferred Securities are exchanged for Common Stock.

The “Low Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders ($12.5 billion aggregate liquidation preference) into Common Stock, (ii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) into Common Stock, (iii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) and all outstanding shares of Series I and G preferred stock held by the U.S. Treasury and the FDIC ($27.059 billion aggregate liquidation preference, for a total of $39.5 billion aggregate liquidation preference) into new 8% trust preferred securities, (iv) none of the outstanding shares of Series E, F and AA non-convertible preferred stock ($11.755 billion aggregate liquidation preference) or outstanding shares of Series T convertible preferred stock ($3.169 billion aggregate liquidation preference), are exchanged for Common Stock and (v) none of the Trust Preferred Securities are exchanged for Common Stock.

Although we have not included the exchange of any Trust Preferred Securities for Common Stock in the unaudited pro forma consolidated balance sheets below, assuming full exchange of all Public Preferred

Depositary Shares, an aggregate of up to approximately $76.35 million liquidation amount of Trust Preferred

Securities may be exchanged for Common Stock, subject to prorationing and the order of acceptance in accordance with the Acceptance Priority Levels, as described in our Offer to Exchange, dated March [        ], 2009, a copy of which is being distributed with the enclosed proxy statement. The Offer to Exchange is also included in our Registration Statement on Form S-4, filed with the SEC on [                ].

The column below captioned “U.S. Gov’t Guarantee-Related Non-Convertible Preferred Stock Issued in January 2009” gives effect as of December 31, 2008 to the issuance of Series G preferred stock (which was issued on January 15, 2009) to the U.S. Treasury and the FDIC as consideration for the asset loss-sharing agreement, which will be converted into new 8% trust preferred securities with a coupon of 8% as part of the transactions described in this document.

The pro forma impact to stockholders’ equity, additional paid-in capital and retained earnings generated by the Exchange Offers and the USG/Private Holders Transactions in both the High Participation Scenario and the Low Participation Scenario were determined based on $1.50, the closing price of Citigroup’s Common Stock on February 27, 2009 on the NYSE, the day that Citigroup announced the Exchange Offers. The actual determination will be made using the closing price of Citigroup’s Common Stock on the NYSE on the day the investors and Citigroup are legally committed to the exchange (“commitment date”).

High Participation Scenario

	Actual December 31, 2008	Adjustments							Pro Forma December 31, 2008
(in millions of dollars)		U.S. Gov’t Guarantee- Related Non- Convertible Preferred Stock Issued in January 2009(1)	Exchange of Convertible Preferred Stock(2)	Exchange of Non- Convertible Preferred Stock(7)	Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)
Assets
Cash and due from banks and Deposits at interest with banks	$199,584								$199,584
Federal funds sold and securities purchased	184,133								184,133
Trading account assets	377,635								377,635
Investments	256,020								256,020
Loans, net	664,600								664,600
Other financial assets	215, 207	$3,617							218,824
Goodwill and intangibles (other than Mortgage Service Rights)	41,291								41,291

Total assets	$1,938,470	$3,617	$—	$—	$—		$—		$1,942,087

Liabilities
Total deposits	$774,185								$774,185
Federal funds purchased and securities loan	205,293								205,293
Trading account liabilities	167,478								167,478
Long-term debt	359,593				$19,531	(10)	$3,530	(13)	382,654
Other financial liabilities	290,291								290,291

Total liabilities	$1,796,840	$—	$—	$—	$19,531		$3,530		$1,819,901

	Actual December 31, 2008	Adjustments									Pro Forma December 31, 2008
(in millions of dollars)		U.S. Gov’t Guarantee- Related Non- Convertible Preferred Stock Issued in January 2009(1)	Exchange of Convertible Preferred Stock(2)		Exchange of Non- Convertible Preferred Stock(7)		Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)

Stockholders’ equity
Preferred Stock	$70,664	$3,530	$(15,669	)(3)	$(11,755	)(3)	$(43,240	)(3)	$(3,530	)(3)	$—
Common Stock	57		47	(4)	34	(4)	77	(4)			215
Additional paid-in capital	19,165	87	21,782	(5)	5,120	(14)	11,461	(14)			57,615
Retained earnings	86,521		(6,160	)(6)	6,601	(8)	12,171	(11)			99,133
Treasury stock, at cost	(9,582)										(9,582)
Accumulated other comprehensive income (loss)	(25,195)										(25,195)

Total stockholders’ equity	$141,630	$3,617	$—		$—		$(19,531)		$(3,530)		$122,186

Total liabilities and stockholders’ equity	$1,938,470	$3,617	$—		$—		$—		$—		$1,942,087

(1)	Preferred stock and Warrants issued to the U.S. Treasury and the FDIC as consideration for the loss-sharing agreement for certain assets on January 15, 2009. This transaction is being added to the historical December 31, 2008 balance sheet because such preferred stock is to be exchanged for new 8% trust preferred securities as part of the USG/Private Holders Transactions.
(2)	Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2, N1 and T convertible preferred stock ($15.669 billion aggregate liquidation preference) into Common Stock.
(3)	Reduction of preferred stock balance as a result of conversion of convertible preferred or redemption of non-convertible preferred stock.
(4)	Par value of newly issued Common Stock.
(5)	Additional paid-in capital (“APIC”) in respect of conversion of convertible preferred stock. The amount is equal to the sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of Common Stock to be issued.
(6)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on February 27, 2009 of the Common Stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on February 27, 2009 of the Common Stock issuable pursuant to the original conversion terms of the convertible preferred stock.
(7)	Assumes redemption of all outstanding shares of Series AA, E and F non-convertible preferred stock ($11.755 billion aggregate liquidation preference).
(8)	Excess of the carrying amount of Series AA, E and F non-convertible preferred stock over the fair value on February 27, 2009 of the Common Stock to be issued in the Exchange Offers.
(9)	Assumes redemption of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) held by the U.S. Treasury into Common Stock and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury through issuance of new 8% trust preferred securities.
(10)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the carrying amount of Series I non-convertible preferred stock redeemed. The accounting treatment for the exchange of the non-convertible preferred stock held by the U.S. Treasury into the new 8% trust preferred securities is still under review.
(11)	Excess of the carrying amount of the outstanding shares of Series H non-convertible preferred stock over the fair value on February 27, 2009 of the Common Stock to be issued to the U.S. Treasury in the USG/Private Holders Transactions.
(12)	Redemption of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.

(13)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC assumed to be recorded at the carrying amount of Series G non-convertible preferred stock redeemed.
(14)	APIC in respect of newly issued Common Stock. For non-convertible preferred stock, the amount is the excess of the fair value on February 27, 2009 of the Common Stock issued over its par value. The accounting treatment for the exchange of the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC into the new 8% trust preferred securities is still under review.

Low Participation Scenario

	Actual December 31, 2008	Adjustments								Pro Forma December 31, 2008
(in millions of dollars)		U.S. Gov’t Guarantee- Related Non- Convertible Preferred Stock Issued in January 2009(1)	Exchange of Convertible Preferred Stock(2)		Exchange of Non- Convertible Preferred Stock(7)	Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)
Assets
Cash and due from banks and Deposits at interest with banks	$199,584									$199,584
Federal funds sold and securities purchased	184,133									184,133
Trading account assets	377,635									377,635
Investments	256,020									256,020
Loans, net	664,600									664,600
Other financial assets	215, 207	$3,617								218,824
Goodwill and intangibles (other than Mortgage Service Rights)	41,291									41,291

Total assets	$1,938,470	$3,617	$—		$—	$—		$—		$1,942,087

Liabilities
Total deposits	$774,185									774,185
Federal funds purchased and securities loan	205,293									205,293
Trading account liabilities	167,478									167,478
Long-term debt	359,593					$31,386	(10)	$3,530	(13)	394,509
Other financial liabilities	290,291									290,291

Total liabilities	$1,796,840	$—	$—		$—	$31,386		$3,530		$1,831,756

Stockholders’ equity
Preferred Stock	$70,664	$3,530	$(12,500	)(3)		$(43,240	)(3)	$(3,530	)(3)	$14,924
Common Stock	57		38	(4)		38	(4)			133
Additional paid-in capital	19,165	87	17,520	(5)		5,731	(14)			42,503
Retained earnings	86,521		(5,058	)(6)	(8)	6,085	(11)			87,548
Treasury stock, at cost	(9,582)									(9,582)
Accumulated other comprehensive income (loss)	(25,195)									(25,195)

Total stockholders’ equity	$141,630	$3,617	$—		$—	$(31,386)		$(3,530)		$110,331

Total liabilities and stockholders’ equity	$1,938,470	$3,617	$—		$—	$—		$—		$1,942,087

(1)	Preferred stock and warrants issued to the U.S. Treasury and the FDIC as consideration for the loss-sharing agreement for certain assets on January 15, 2009. This transaction is being added to the historical December 31, 2008 balance sheet because such preferred stock is to be exchanged for newly issued 8% trust preferred securities as part of the USG/Private Holders Transactions.
(2)	Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock ($12.5 billion aggregate liquidation preference).

(3)	Reduction of preferred stock balance as a result of conversion of convertible preferred or redemption of non-convertible.
(4)	Par value of newly issued Common Stock.
(5)	APIC in respect of conversion of convertible preferred stock. The amount is equal to sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of Common Stock to be issued.
(6)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on February 27, 2009 of the Common Stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on February 27, 2009 of the Common Stock issuable pursuant to the original conversion terms of the convertible preferred stock.
(7)	Series AA, E and F non-convertible preferred stock are not exchanged under the Low Participation Scenario.
(8)	Series AA, E and F non-convertible preferred stock are not exchanged under the Low Participation Scenario.
(9)	Assumes redemption of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury through issuance of 3,846,153,846 shares of Common Stock and new 8% trust preferred securities with an agreement liquidation amount of $32.5 billion.
(10)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the carrying amount of Series I non-convertible preferred stock redeemed plus the carrying amount of the portion of Series H non-convertible preferred stock that is redeemed in exchange for the new 8% trust preferred securities. The accounting treatment of the exchange of the non-convertible preferred stock held by the U.S. Treasury into the new 8% trust preferred securities is still under review.
(11)	Excess of the carrying amount of the outstanding shares of Series H non-convertible preferred stock over the fair value on February 27, 2009 of the Common Stock to be issued to the U.S. Treasury in the USG/Private Holders Transactions.
(12)	Exchange of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.
(13)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC recorded at the carrying amount of the outstanding shares of Series G preferred stock redeemed. The accounting treatment for the exchange of the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC into the new 8% trust preferred securities is still under review.
(14)	APIC in respect of newly issued Common Stock. For non-convertible preferred stock, the amount is the excess of the fair value on February 27, 2009 of the Common Stock over its par value.

Pro Forma Earnings Implications

The following presents the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on certain statement of income items and earnings per share (“EPS”) for the fiscal year ended December 31, 2008 as if the Exchange Offers and USG/Private Holders Transactions had been completed on January 1, 2008. We have calculated the pro forma information below by (1) eliminating all the actual dividends paid to holders of preferred stock in 2008(1), (2) assuming the new 8% trust preferred securities were issued on January 1, 2008(2) and (3) assuming that the new shares of Common Stock issuable in the Exchange Offers and the USG/Private Holders Transactions were issued on January 1, 2008.

	High Participation Scenario	Low Participation Scenario
	(in millions, except per share amounts)
2008 actual income (loss) from continuing operations, as reported in Form 10-K	$(32,094)	$(32,094)
After-tax interest expense on new 8% trust preferred securities(3)	(1,413)	(2,042)

Pro forma 2008 income (loss) from continuing operations	$(33,507)	$(34,136)
Preferred dividends paid in 2008 to holders of preferred stock(4)	$—	$—
Pro forma retained earnings impact of Exchange Offers and USG/Private Holders Transactions(5)	12,612	1,027

Pro forma 2008 net income available to common shareholders	$(20,895)	$(33,109)

Common shares used to calculation 2008 EPS	5,265	5,265
Common shares newly issued	15,803	7,692

Pro forma number of common shares	21,068	12,957
Earnings per share (basic and diluted)(6)	$(0.99)	$(2.56)

(1)	Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends, and as a result all preferred dividends were eliminated.
(2)	This presentation assumes the new trust preferred securities were issued on and began to accrue interest from January 1, 2008, but eliminates actual dividends on preferred stock that was not outstanding for the entirety of 2008. The following section, “Annualized Earnings Implications,” assumes both the redeemed preferred stock and newly issued Common Stock and new 8% trust preferred securities were outstanding for the entirety of 2008.
(3)	Citigroup’s pro forma net income would be negatively affected by the USG/Private Holders Transactions due to the interest expense (including the stated interest of the instruments and the periodic accretion between carrying amount and the par amount of the instruments) associated with the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC upon exchange of preferred stock held by such entities. Under the High Participation Scenario, the preferred stock held by such entities to be converted into new 8% trust preferred securities has an aggregate liquidation preference of $27.059 billion. Under the Low Participation Scenario, the aggregate liquidation preference of the preferred stock held by the U.S. Treasury and the FDIC to be converted into new 8% trust preferred securities is $39.559 billion.
(4)	The High Participation Scenario assumes that there are no remaining shares of preferred stock outstanding. Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends, and as a result all preferred stock dividends were eliminated.
(5)	This increase results from the excess of the carrying amount of the non-convertible preferred stock over the fair value of the Common Stock issued in the Exchange Offers and the USG/Private Holders Transactions. This increase is reduced by the excess of the fair value of the consideration offered to the holders of the convertible preferred stock over the fair value of the securities issuable pursuant to the original conversion terms of such convertible preferred stock.
(6)	The number of diluted shares used to calculate pro forma diluted earnings per share is the same as the number of basic shares, due to the net 2008 loss.

Annualized Earnings Implications

The following presents the analysis of the annualized earnings implications resulting from the Exchange Offers and the USG/Private Holders Transactions taking into account the recurring economic cost, on an annualized basis, of both the redeemed and newly issued securities for consistent periods of time. The impact of the items presented does not affect the income from continuing operations for a given period. The retained earnings impact of the Exchange Offers and the USG/Private Holders Transactions has not been included in this analysis because it is not recurring.

	High Participation Scenario	Low Participation Scenario
	(in millions, except per share amounts)
Annualized after-tax interest expense on newly issued 8% trust preferred securities(1)	$(1,413)	$(2,042)
Annualized dividends to holders of preferred stock(2)	5,693	5,693

Impact on net income available to common shareholders	$4,280	$3,651

Basic common shares outstanding(3)	5,414	5,414
Diluted common shares outstanding(4)	5,440	5,534
Common shares newly issued	15,803	7,692
Revised basic common shares	21,217	13,106
Revised diluted common shares	21,243	13,226
Impact on basic earnings per share	$0.20	$0.28
Impact on diluted earnings per share(5)	$0.20	$0.28

(1)	Citigroup’s net income would be negatively affected by the USG/Private Holders Transactions due to the interest expense associated with the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC upon exchange of preferred stock held by such entities. Under the High Participation Scenario, the preferred stock held by such entities to be converted into new 8% trust preferred securities has an aggregate liquidation preference of $27.059 billion. Under the Low Participation Scenario, the aggregate liquidation preference of the preferred stock held by the U.S. Treasury and FDIC to be converted into new 8% trust preferred securities is $39.559 billion.
(2)	Dividends on preferred stock reduce the income available to holders of our Common Stock. The retirement of the associated preferred stock will improve basic and diluted earnings per share. Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends and as a result all preferred stock dividends were eliminated.
(3)	As of February 27, 2009, there were 5.672 billion shares of Common Stock issued, 0.158 billion shares of treasury stock and 0.1 billion shares of unvested restricted stock awards, resulting in a net balance of 5.414 billion shares.
(4)	For simplicity, the number of diluted shares was assumed to be equal to (1) the number of basic shares used in this analysis plus (2) the difference between the diluted and basic number of shares disclosed in Citigroup’s Annual Report on Form 10-K for the year ended December 31, 2008, reduced by (3) the number of shares of Common Stock that the preferred shares (assumed converted in each scenario presented above) would have been converted into using the original conversion ratios of each series of preferred stock.
(5)	Assumes that earnings per share is positive. If earnings per share were negative, diluted earnings per share would be equal to basic earnings per share.

SELECTED FINANCIAL DATA

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We incorporate by reference our Annual Report on Form 10-K for the fiscal year ending December 31, 2008, which we filed with the SEC on February 27, 2009. Representatives of KPMG LLP, our principal accountants, are not expected to be available to answer questions of stockholders.

We are incorporating by reference into this document important business and financial information that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. Requests should be directed to:

Citigroup Document Services

540 Crosspoint Parkway

Getzville, NY 14068

(716) 730-8055 (tel.)

(877) 936-2737 (toll free)

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section (C) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is [            ] ([            ]). The total number of shares of common stock which the Corporation shall have authority to issue is [            ] ([            ]) shares of common stock having a par value of one cent ($.01) per share. The total number of shares of preferred stock which the Corporation shall have the authority to issue is [Thirty Million][Two Billion] ([30,000,000][2,000,000,000]) shares having a par value of one dollar ($1.00) per share.

THIRD: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:

A-1

ANNEX B

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this certificate of amendment to the restated certificate of incorporation of the Corporation, each [two][five][ten][fifteen][twenty][twenty-five][thirty] shares of the Corporation’s common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of common stock, par value [$0.01] per share, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmittal letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation’s transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

THIRD: At the Effective Time, Section (C) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation shall be hereby amended to read in its entirety as follows:

FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is [            ] ([            ]). The total number of shares of common stock which the Corporation shall have authority to issue is [            ] ([            ]) shares of common stock having a par value of one cent ($.01) per share. The total number of shares of preferred stock which the Corporation shall have the authority to issue is [Thirty Million][Two Billion] ([30,000,000][2,000,000,000]) shares having a par value of one dollar ($1.00) per share.

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

FIFTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:

B-1

ANNEX C

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section (E) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation shall be hereby amended to read in its entirety as follow:

E. Subject to the provisions of any applicable law or except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes; each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate relating to shares of Preferred Stock contemplated or authorized by Section B or Section J of this Article FOURTH) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any certificate relating to shares of Preferred Stock contemplated or authorized by Section B or Section J of this Article FOURTH).

THIRD: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:

C-1

CITIGROUP INC.

Proxy Solicited on Behalf of the Board of Directors of Citigroup Inc.

The undersigned hereby constitutes and appoints [            ] and [            ], each of them his or her true and lawful agents and proxies with full power of substitution in each, to execute a written consent, withhold consent, or abstain on behalf of all of the shares I hold as of the record date, in accordance with the instructions given herein.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

This proxy, when properly executed, will be used in the manner directed herein. If no direction is made, this proxy will be used to CONSENT to the Authorized Share Increase, the Reverse Stock Split and the Preferred Stock Change.

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE USED IN THE MANNER DESCRIBED ABOVE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Citigroup Inc.

399 Park Avenue

New York, NY 10043

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the proxy statement in connection with the proposed amendments to the restated certificate of incorporation and consents, withholds consent or abstains from consenting, with respect to all of the capital stock of the Citigroup Inc. held by the undersigned, to the approval of the proposal set forth herein (as such proposal is defined in the proxy statement) without a meeting of the stockholders of the Citigroup Inc.

INSTRUCTIONS.

TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE APPROVAL OF THE PROPOSED AMENDMENT, CHECK THE APPROPRIATE BOX BELOW AND SIGN, DATE AND RETURN THIS PROXY CARD. IF NO BOX IS MARKED BELOW WITH RESPECT TO THE PROPOSAL, AND THIS PROXY CARD IS SIGNED, DATED AND RETURNED, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS.

The Board of Directors recommends a vote to CONSENT to each of the following proposals:

	Consent	Withhold Consent	Abstain
Proposal to approve the Authorized Share Increase Amendment set forth in Annex A to the proxy statement.	☐	☐	☐

Proposal to approve the Reverse Stock Split Amendment set forth in Annex B to the proxy statement.	☐	☐	☐

Proposal to approve the Public Preferred Stock Amendment set forth in Annex C to the proxy statement.	☐	☐	☐

	Yes	No
Please Indicate if you would like to keep your vote confidential under Citigroup’s Confidential Voting Policy	☐	☐

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE , 2009
Stockholder Label showing name, address and number of shares held by the stockholder
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE

AND RETURN THE PROXY CARD

PROMPTLY

USING THE ENCLOSED ENVELOPE